UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 17, 2008
                Date of Report (Date of earliest event reported)


                           NORTHERN EXPLORATIONS LTD.
             (Exact name of registrant as specified in its charter)

           Nevada                      333-125068                 26-3633813
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

  8655 East Via De Ventura, Suite G200
         Scottsdale, Arizona                                        85258
(Address of principal executive offices)                          (Zip Code)

                                 (480) 346-1535
               Registrant's telephone number, including area code

                                      N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on October 29, 2008, the Board of Directors of Northern Explorations Ltd., a Nevada corporation (the "Company") accepted the resignation of Donald C. Cameron as the Chief Executive Officer/President/Secretary/Chief Financial
Officer of the Company. Effective October 29, 2008, the Board of Directors of the Company approved the appointment of David Naylor as the Chief Financial Officer/Treasurer of the Company (as announced in the Current Report filed with the Securities and Exchange Commission on October 31, 2008). Effective on November 17, 2008, the Board approved the appointment of Ralph Claussner as the President/Chief Executive Officer and a member of the Board of Directors of the Company effective as of November 17, 2008. Mr. Claussner shall serve until his successor is duly elected or appointed. Mr. Claussner's biography is as follows:

RALPH CLAUSSNER. For the past twenty years, Mr. Claussner has been involved in the oil and gas industry. From approximately 1984 through 1998, Mr. Claussner was employed with a large independent Canadian oil and gas producer in the areas of drilling, completions, operations and exploitation. During this period, Mr. Claussner was engaged in a wide spectrum of assignments in Western Canada and the Southern United States, including drilling and completions design and implementation, well site supervision, formation damage assessment, asset exploitation and property team management and staff supervision. From approximately 1998 to current date, Mr. Claussner has continued to develop expertise in these roles involving both public and private junior companies. Most recently, Mr. Claussner has been practicing as an independent engineering consultant. Mr. Claussner is well versed in the areasof drilling and completions operations, reserve appraisals and economic evaluations. Mr. Claussner graduated in 1984 from the University of Calgary with a B.Sc. Degree in Mechanical Engineering. He is a member of APEGGA. SPE and CIM.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NORTHERN EXPLORATIONS LTD.
DATE: November 18, 2008

                                                /s/ David Naylor
                                                --------------------------------
                                         Name:  David Naylor
                                         Title: Chief Financial Officer

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